UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2023, Shane Barton notified Precision BioSciences, Inc. (the “Company”) of his resignation as the Company’s Vice President and Corporate Controller, effective September 15, 2023, at which time he will cease serving as the principal accounting officer. On September 6, 2023, the Company’s Board of Directors designated Alex Kelly, the Company’s Chief Financial Officer and principal financial officer, to also serve as the Company’s principal accounting officer effective upon Mr. Barton’s departure. Mei Burris, the Company’s Senior Director of Finance and Corporate Controller, will assume responsibilities previously performed by Mr. Barton following his departure.

Mr. Kelly’s biographical information is included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2023.

Ms. Burris has held roles of increasing responsibility at the Company since February 2019, including most recently Director of Investor Relations and Finance. Prior to this, from August 2017 to February 2019, Ms. Burris served as Assistant Controller of Heat Biologics, Inc. (now Nighthawk Biosciences, Inc.), a publicly traded biotechnology company focused on the discovery and commercialization of innovative medical countermeasures to defend against emerging biothreats. From April 2014 to August 2017, Ms. Burris was with Cempra Pharmaceuticals, Inc. prior to its merger with Melinta Therapeutics, Inc., a publicly traded pharmaceutical company, where Ms. Burris served as Senior Accountant. Ms. Burris is a certified public accountant and earned her Bachelor of Science in Business Administration from West Virginia University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	September 7, 2023	By:	/s/ Dario Scimeca
Dario Scimeca General Counsel